                                                                  EXHIBIT 10.18

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of November 14, 1997, is made and entered into among BJ SERVICES COMPANY, a Delaware corporation (the "Company"); BJ SERVICES COMPANY, U.S.A., a Delaware corporation; BJ SERVICE INTERNATIONAL, INC., a Delaware corporation; BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation; BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent, as Letter of Credit Issuing Bank and as Swing Loan Bank, BANK OF AMERICA CANADA, Individually and as Canadian Agent, THE CHASE MANHATTAN BANK, Individually and as Senior Co-Agent, BANK OF MONTREAL, ROYAL BANK OF CANADA, TORONTO DOMINION (TEXAS), INC., CREDIT LYONNAIS NEW YORK BRANCH, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, each Individually and as Co-Agent, and the other financial institutions listed on the signature pages hereof.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto (or their predecessors in interest) have heretofore entered into an Amended and Restated Credit Agreement dated as of August 7, 1996 (the "Credit Agreement") providing for, among other things, (i) term loans to be made by the Canadian Banks to BJ-Canada and (ii) a term loan and revolving credit facilities (including revolving credit loans, swing loans and letters of credit) to be made by the Banks to the U.S. Borrowers on the terms and subject to the conditions therein set forth; and

         WHEREAS, the Credit Agreement provides that no Foreign Subsidiary shall, or shall be permitted to create, incur or suffer to exist any Indebtedness, except Indebtedness in an aggregate amount for all Foreign Subsidiaries at no time to exceed 10% of Consolidated Net Worth and except for Indebtedness of BJ-Canada thereunder;

         WHEREAS, the Company has requested that the Banks release the Subsidiary Guaranties, and the Banks have agreed so to do provided that the Credit Agreement be amended to restrict the incurrence of Indebtedness by all Subsidiaries to the extent hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby expressly acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:
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         1.  CREDIT AGREEMENT AMENDMENTS.

             1.1 AMENDMENT OF PERSONS ENTITLED TO BORROW. The parties hereto hereby agree and acknowledge that from and after the date on which the Subsidiary Guaranties are released by the Agents and the Banks, the only
Persons who are entitled to borrow, continue or convert Loans or to obtain Letters of Credit under the Credit Agreement are the Company and the Canadian Borrower.

             1.2 AMENDMENT OF SECTION 8.05. Section 8.05 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

         "8.05   Subsidiary Indebtedness.  Each of the Company and the other
    Borrowers agrees that it shall not permit any Subsidiary to create, incur or suffer to exist any Indebtedness, except Indebtedness in an aggregate amount for all such Subsidiaries at no time to exceed 10% of Consolidated Net Worth at such time and except for the Indebtedness of BJ-Canada under this Agreement. For purposes of determining the amount of "Indebtedness" under this Section 8.05, any guaranties issued by a Subsidiary with respect to Indebtedness of a Borrower or Subsidiary Guarantor shall constitute "Indebtedness" of such Subsidiary."

             1.3.    GENERAL   To the extent, if any, any provision of the
Credit Agreement or any of the other Loan Documents shall conflict with the provisions set forth in the foregoing Paragraphs 1.1 and 1.2, such provisions shall be amended to the extent necessary so that no such conflict shall exist.

         2. NO DEFAULT OR EVENTS OF DEFAULT; REPRESENTATIONS AND WARRANTIES ARE TRUE. Each of the Borrowers hereby represents and warrants to the Banks that on the date hereof no Event of Default or Default has occurred and is continuing. The representations and warranties made by the Borrowers in
Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except such representations and warranties, if any, which expressly refer to an earlier date, which representations and warranties are true and correct in all material respects as of such earlier date).

         3. RATIFICATION. The Credit Agreement shall continue in full force and effect as amended hereby. The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

         4. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.





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
         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         6. CERTAIN DEFINED TERMS. Capitalized terms used herein (including in the recitals hereof) without definition shall have the meaning assigned to them in the Credit Agreement.

         7. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


                              BJ SERVICES COMPANY


                            By:       /s/  Taylor M. Whichard III
                                 -----------------------------------------------
                                 Taylor M. Whichard III
                                 Treasurer


                            BJ SERVICES COMPANY, U.S.A.


                            By:       /s/  Taylor M. Whichard III
                                 -----------------------------------------------
                                 Taylor M. Whichard III
                                 Treasurer





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

                            BJ SERVICES COMPANY MIDDLE
                            EAST


                            By:       /s/  Taylor M. Whichard III
                                 -----------------------------------------------
                                 Taylor M. Whichard III
                                 Treasurer


                            NOWSCO WELL SERVICE LTD.


                            By:       /s/  Taylor M. Whichard III
                                 -----------------------------------------------
                                 Taylor M. Whichard III
                                 Treasurer


                            BJ SERVICE INTERNATIONAL, INC.


                            By:       /s/  Taylor M. Whichard III
                                 -----------------------------------------------
                                 Taylor M. Whichard III
                                 Treasurer


                            BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION, AS U.S.
                            AGENT


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:





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
                            BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                            ASSOCIATION, AS LETTER OF CREDIT ISSUING BANK, SWING LOAN BANK, AND AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            BANK OF AMERICA CANADA, AS A
                            CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            BANK OF AMERICA CANADA, AS CANADIAN AGENT


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            THE CHASE MANHATTAN BANK, N.A.,
                            AS SENIOR CO-AGENT AND AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:

                            THE CHASE MANHATTAN BANK OF
                            CANADA, AS A CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            ROYAL BANK OF CANADA, AS CO-AGENT AND AS A U.S.
                            BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            ROYAL BANK OF CANADA, AS A CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            TORONTO DOMINION (TEXAS), INC.,
                            AS CO-AGENT AND AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            THE TORONTO-DOMINION BANK,
                            AS A CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:





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



                            BANK OF MONTREAL, AS CO-AGENT, AS
                            A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            BANK OF MONTREAL, AS A CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            CREDIT LYONNAIS NEW YORK
                            BRANCH, AS CO-AGENT AND AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            CREDIT LYONNAIS CANADA,
                            CALGARY BRANCH, AS A CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:





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
                            WELLS FARGO BANK (TEXAS),
                            NATIONAL ASSOCIATION, AS CO-AGENT
                            AND AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            THE INDUSTRIAL BANK OF JAPAN
                            TRUST COMPANY, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            THE INDUSTRIAL BANK OF JAPAN
                            (CANADA), AS A CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:

                            THE FUJI BANK, LIMITED, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            THE FUJI BANK CANADA, AS A CANADIAN
                            BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:

                            THE BANK OF TOKYO-MITSUBISHI,
                            LTD. HOUSTON AGENCY, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            BANK OF TOKYO-MITSUBISHI
                            (CANADA), AS A CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            THE YASUDA TRUST AND BANKING
                            COMPANY LIMITED, NEW YORK
                            BRANCH, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            DRESDNER BANK AG, NEW YORK
                            BRANCH AND GRAND CAYMAN
                            BRANCH, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:

                            CORESTATES BANK, N.A., AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            CHRISTIANIA BANK OG
                            KREDITKASSE, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            THE BANK OF NEW YORK, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            ABN-AMRO, BANK, N.V. - HOUSTON
                            AGENCY, AS A U.S. BANK, BY ABN-AMRO
                            NORTH AMERICA, INC., AS AGENT:


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:

                            ABN-AMRO BANK CANADA, AS A
                            CANADIAN BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            STANDARD CHARTERED BANK, AS A
                            U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            FIRST NATIONAL BANK OF
                            COMMERCE, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            DEN NORSKE BANK AS, AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:


                            THE DAI-ICHI KANGYO BANK, LTD.,
                            AS A U.S. BANK


                            By:       /S/
                                 -----------------------------------------------
                            Name:
                            Title:





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